UNITED STATES
                        SECURITIES AND EXCHANGE COMMISION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934



          Date of Report (Date of earliest event reported) June 11,2005

                            MEDIAMAX TECHNOLOGY CORP.
                             (fka QUIET TIGER, INC.)
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             (Exact name of registrant as specified in its charter)

         NEVADA                          333-47699                77-0140428
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(State or other jurisdiction of    (Commission File Number)    (IRS Employer
incorporation)                                               Identification No.)

668 N. 44th Street, Suite 233,  Phoenix, Arizona                       85008
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(Address of principal executive offices)                              (Zip Code)

                                  602-267-3800
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               Registrant's telephone number, including area code


          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any f the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(C)under Exchange Act (17 CFR 240.13e-4(C))


Item 1.01 Entry into a Material Definitive Agreement

On June 11, 2005, MediaMax Technology Corp. ("the Company") entered into an Agreement and Plan of Merger (the "Agreement") with SunnComm International, Inc. ("SunnComm"). The Agreement provides for the Company to acquire SunnComm in a reverse merger and supersedes the non-binding letter of intent previously agreed to by both companies on March 30, 2005. The Company has an exclusive marketing agreement with SunnComm to market any products which SunnComm owns, develops or otherwise has the right to license, from which the Company derives 40% of all gross revenues generated from its marketing efforts. SunnComm currently owns approximately 63,000,000 shares of the Company's common stock, representing approximately 34% of all of the Company's outstanding common stock.

The Agreement provides for the issuance of the Company's common shares in exchange for all of the outstanding common shares of SunnComm on a one-for-one basis. The consummation of the merger is subject to the issuance of a fairness opinion from an independent valuation expert. Additional conditions to the consummation of the merger include, but are not limited to, audited financial statements, the registration with the SEC of the Company's shares to be issued in the transaction and shareholder approval of the merger by a majority of the shareholders of both companies.

The Agreement provides for the directors of SunnComm to become board members of the Company and for SunnComm's president, Peter H. Jacobs, to serve as the Chief Executive Officer. It also provides for an amendment to the existing exclusive marketing agreement with SunnComm whereby any defaults on the part of the Company are waived by SunnComm at least through July 31, 2005, and the earliest that SunnComm can exercise any right of termination due to any default by the Company is March 31, 2006.

Item 9.01. Financial Statements and Exhibits

       (a)  Financial Statements of Businesses Acquired

            Not applicable

       (b)  Pro Forma Financial Information

            Not applicable

       (c)  Exhibits

EXHIBIT No.   DESCRIPTION
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2.1           Agreement   and  Plan  of  Merger   among   MediaMax   Technology
              Corporation, MMXT Sub, Inc. and SunnComm International Inc.
a.            Seller Disclosure Schedule (1)
b.            Buyer Disclosure Schedule (1)
99.1          Press Release dated June 13, 2005.


(1) Seller and Buyer Disclosure Schedules will be provided to the Commission upon request.




                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.


                                            MEDIAMAX TECHNOLOGY CORPORATION


                                            By: /s/ William H. Whitmore, Jr.
                                                ----------------------------
                                                Name:  William H. Whitmore, Jr.
                                                Title: Chief Executive Officer


Dated:  June 15, 2005